Exhibit 10.2

Execution Version

BRIDGE AMENDMENT TO DEBTOR IN POSSESSION CREDIT AGREEMENT

This BRIDGE AMENDMENT TO DEBTOR IN POSSESSION CREDIT AGREEMENT, dated as of January 29, 2009 (this “Amendment” or “Bridge Amendment”), among WORLDSPACE, INC., a Delaware corporation, as a debtor and a debtor in possession, (“WorldSpace”), AFRISPACE, INC., a Maryland corporation, as a debtor and a debtor in possession (“AfriSpace”), WORLDSPACE SYSTEMS CORPORATION, a Delaware corporation, as a debtor and a debtor in possession (“Systems.” and together with WorldSpace and AfriSpace, the “Borrowers”), CITADEL ENERGY HOLDINGS LLC, a Cayman Islands limited liability company (“Citadel”), HIGHBRIDGE INTERNATIONAL LLC, a Cayman Islands limited liability company (“Highbridge”), OZ MASTER FUND, LTD., a Cayman Islands limited liability company (“OZ”), SILVER OAK CAPITAL LLC, a Delaware limited liability company (“Silver Oak”) amends that certain SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT dated as of November 5, 2008 ( as previously amended by Amendment No. 1, and as may be amended, modified, supplemented or restated and in effect from time to time, the “DIP Credit Agreement”), among the Borrowers and Citadel, Highbridge, OZ and Silver Oak (collectively, the “Lenders” and individually, a “Lender”).

WITNESSETH

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain of the terms and provisions of the DIP Credit Agreement, as specifically set forth in this Amendment;

WHEREAS, the Lenders have agreed to modify certain provisions of the DIP Credit Agreement in accordance with the terms hereof;

NOW THEREFORE, in consideration of the mutual agreements contained in the DIP Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENTS

§1. Defined Terms. Terms not otherwise defined herein which are defined in the DIP Credit Agreement shall have the same respective meanings herein as therein.

§2. Amendments to the DIP Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the DIP Credit Agreement is hereby amended as follows:

(a) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by inserting the following in the definition of “Budget” before the period at the end of the definition: “provided that such budget shall be deemed to have included an authorization for the Debtors to make a payment of $300,000 on account of their January 30, 2009 payroll obligations.”

(b) Amendment to Section 1.01 (Defined Terms). Section 1.01 of the DIP Credit Agreement is hereby amended by deleting the definition of “Maturity Date” contained therein and substituting in lieu thereof the following new definition:

“Maturity Date. That date which is the earliest of (a) February 6, 2009, (b) the effective date of the Borrowers’ Reorganization Plan that has been confirmed by an order of theBankruptcy Court; and (c) the date on which the Borrowers have consummated, pursuant to Section 363 of the Bankruptcy Code and a final order of the Bankruptcy Court, a sale or sales of all or substantially all of the Borrowers’ assets.

(c) Amendment to Section 13.1(n). Section 13.1(n) of the DIP Credit Agreement is hereby amended by replacing the phrase “within one hundred and four (104) days of the Petition Date” with the phrase “by February 6, 2009”.

§3. Conditions to Effectiveness. This Amendment shall be deemed to have been effective as of January 29, 2009 upon the Lenders’ receipt (i) of a fully-executed counterpart hereof signed by the Borrowers and each Lender and (ii) of a fully-executed counterpart of a Ratification of Guaranty signed by each Guarantor.

§4. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders as follows:

(a) Ratification, Etc. Except as expressly amended or waived hereby, the DIP Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The DIP Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the DIP Credit Agreement or any other Loan Document shall hereafter refer to the DIP Credit Agreement or any other Loan Document as amended hereby.

(b) Authority, Etc. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of its agreements and obligations under the DIP Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of the Borrowers and have been duly authorized by all necessary corporate action on the part of the Borrowers.

(c) Enforceability of Obligations. This Amendment, the DIP Credit Agreement, as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligation of each of the Borrowers, enforceable against each of them in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) No Default. Other than with respect to any Default or Event of Default as to which the Debtors have informed the Lenders in writing prior to the date hereof, no Default or Event of Default has occurred and is continuing.

(e) Event of Default. By its signature below, the Borrowers agree that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.

§5. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the DIP Credit Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of any Lender or the Borrowers under the DIP Credit Agreement or the other Loan Documents. This Amendment shall constitute a Loan Document.

§6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.

§7- Expenses. Pursuant to Section 16 of the DIP Credit Agreement, all reasonable, out of pocket fees, costs and expenses incurred or sustained by the Lenders in connection with this Amendment, including the reasonable fees and disbursements of legal counsel for the Lenders in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not this Amendment is consummated.

§8. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE BORROWERS:

WORLDSPACE, INC., as a Debtor and Debtor in Possession

By:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:

AFRISPACE, INC., as a Debtor and Debtor in Possession

By:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:

WORLDSPACE SYSTEMS CORPORATION, as a Debtor and Debtor in Possession

By:	/s/ Noah A. Samara
Name:	Noah A. Samara
Title:

Bridge Amendment Signature Page

THE LENDERS:

CITADEL ENERGY HOLDINGS LLC
BY: CITADEL ADVISORS LLC, ITS MANAGER

By:	/s/ Christopher Ramsay
Name:	Christopher Ramsay
Title:	Authorized Signatory

HIGHBRIDGE INTERNATIONAL LLC
BY: HIGHBRIDGE CAPITAL
MANAGEMENT, LLC,
ITS TRADING MANAGER

By:
Name:
Title:

OZ MASTER FUND, LTD.,
BY: OZ MANAGEMENT LP, ITS
INVESTMENT MANAGER
BY: OCH-ZIFF HOLDING CORPORATION,
ITS GENERAL PARTNER

By:
Name:
Title:

SILVER OAK CAPITAL LLC

By:
Name:
Title:

WorldSpace Bridge Amendment to Debtor in Possession Credit Agreement

THE LENDERS:

CITADEL ENERGY HOLDINGS LLC
BY: CITADEL LIMITED PARTNERSHIP,
ITS MANAGER

By:
Name:
Title:	Authorized Signatory

HIGHBRIDGE INTERNATIONAL LLC
BY: HIGHBRIDGE CAPITAL
MANAGEMENT, LLC,
ITS TRADING MANAGER

By:	/s/ Adam J. Chill
Name:	Adam J. Chill
Title:	Managing Director

OZ MASTER FUND, LTD.,
BY: OZ MANAGEMENT LP, ITS
INVESTMENT MANAGER
BY: OCH-ZIFF HOLDING CORPORATION,
ITS GENERAL PARTNER

By:
Name:
Title:

SILVER OAK CAPITAL LLC

By:
Name:
Title:

WorldSpace Bridge Amendment to Debtor in Possession Credit Agreement

THE LENDERS:

CITADEL ENERGY HOLDINGS LLC
BY: CITADEL LIMITED PARTNERSHIP,
ITS MANAGER

By:
Name:
Title:	Authorized Signatory

HIGHBRIDGE INTERNATIONAL LLC
BY: HIGHBRIDGE CAPITAL
MANAGEMENT, LLC,
ITS TRADING MANAGER

By:
Name:
Title:

OZ MASTER FUND, LTD.,
BY: OZ MANAGEMENT LP, ITS
INVESTMENT MANAGER
BY: OCH- ZIFF HOLDING CORPORATION,
ITS GENERAL PARTNER

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

SILVER OAK CAPITAL LLC

By:
Name:
Title:

WorldSpace Bridge Amendment to Debtor in Possession Credit Agreement

THE LENDERS:

CITADEL ENERGY HOLDINGS LLC
BY: CITADEL LIMITED PARTNERSHIP,
ITS MANAGER

By:
Name:
Title:	Authorized Signatory

HIGHBRIDGE INTERNATIONAL LLC
BY: HIGHBRIDGE CAPITAL
MANAGEMENT, LLC,
ITS TRADING MANAGER

By:
Name:
Title:

OZ MASTER FUND, LTD.,
BY: OZ MANAGEMENT LP, ITS
INVESTMENT MANAGER
BY: OCH-ZIFF HOLDING CORPORATION,
ITS GENERAL PARTNER

By:
Name:
Title:

SILVER OAK CAPITAL LLC

By:	/s/ Michael L. Gordon
Name:	MICHAEL L. GORDON
Title:	AUTHORIZED SIGNATORY

WorldSpace Bridge Amendment to Debtor in Possession Credit Agreement

RATIFICATION OF GUARANTY

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrowers’ execution thereof; (b) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the DIP Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against any Lender (or any of its respective directors, officers, employees, attorneys or agents); and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to any Lender. Terms not otherwise defined herein which are defined in the DIP Credit Agreement shall have the same respective meanings herein as therein.

ASIASPACE LIMITED

By:	/s/ Noah A. Samara
Name: Noah A. Samara
Title:

WORLDSPACE SATELLITE
COMPANY LTD.

By:	/s/ Noah A. Samara
Name: Noah A. Samara
Title: